Exhibit 99

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	info@rcmt.com	Bradley S. Vizi
Pennsauken, NJ 08109	www.rcmt.com	Executive Chairman
Kevin D. Miller
Chief Financial Officer

P R E S S   R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

FOURTH QUARTER AND FISCAL YEAR 2023 RESULTS

Pennsauken, NJ – March 13, 2024 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced engineering, specialty health care, and information technology services, today announced financial results for the thirteen and fifty-two weeks ended December 30, 2023.

RCM Technologies reported revenue of $71.0 million for the thirteen weeks ended December 30, 2023 (the current quarter), an increase of 1.1% compared to $70.2 million for the thirteen weeks ended December 31, 2022 (the comparable prior quarter). Gross profit was $21.6 million for the current quarter, a 5.7% increase compared to $20.5 million for the comparable prior quarter.  The Company experienced GAAP operating income of $7.9 million for the current quarter compared to $6.8 million for the comparable prior quarter.  The Company experienced GAAP net income of $5.3 million, or $0.65 per diluted share, for the current quarter compared to $4.8 million, or $0.48 per diluted share, for the comparable prior quarter. The Company experienced adjusted EBITDA (non-GAAP) of $8.9 million for the current quarter compared to $7.5 million for the comparable prior quarter.  The Company experienced $0.71 of adjusted net income per diluted share (non-GAAP) for the current quarter as compared to $0.52 for the comparable prior quarter.

RCM Technologies reported revenue of $263.2 million for the fifty-two weeks ended December 30, 2023 (the current year), a decrease of 7.5% compared to $284.7 million for the fifty-two weeks ended December 31, 2022 (the comparable prior year). Gross profit was $76.7 million for the current year, a 7.5% decrease compared to $82.9 million for the comparable prior year.  The Company experienced GAAP operating income of $23.7 million for the current year compared to $28.8 million for the comparable prior year.  The Company experienced GAAP net income of $16.8 million, or $1.96 per diluted share, for the current year compared to $20.9 million, or $2.00 per diluted share, for the comparable prior year. The Company experienced adjusted EBITDA (non-GAAP) of $26.6 million for the current year compared to $31.1 million for the comparable prior year.  The Company experienced $2.11 of adjusted net income per diluted share (non-GAAP) for the current year as compared to $2.08 for the comparable prior year.

Bradley Vizi, Executive Chairman of RCM Technologies, commented, “We finished 2023 strong with $8.9 million of adjusted EBITDA in the fourth quarter, a growth rate of 18.5%. All three business segments provided healthy contributions to growth.”

Kevin Miller, Chief Financial Officer of RCM Technologies, commented, “Improved cash collections in the first quarter have helped bolster our confidence in achieving our goal of $20 million in cash flow from operations in fiscal 2024.”

Conference Call

On Thursday, March 14, 2024, RCM Technologies will host a conference call to discuss these results. The call will begin at 11:00 a.m. Eastern Time. The dial-in number is (800) 285-6670.

About RCM

RCM Technologies (NasdaqGM: RCMT) is a business and technology solutions provider with world-class talent in key market segments. We help design, build, and enable the Industries of Tomorrow, Today. Operating at the intersection of resources, critical infrastructure and modernization of industries through advanced technologies, RCM is a provider of services in Health Care, Engineering, Aerospace & Defense, Process & Industrial, Life Sciences and Data & Solutions. www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995. They are subject to various risks, uncertainties, and other factors that could cause the Company’s actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, and our perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expectations regarding our future revenues and other financial results, our pipeline, and potential project wins, and our expectations for investment and growth in our business. Such statements are based on current expectations that involve several known and unknown risks, uncertainties, and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties, and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties, and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In Thousands, Except Per Share Amounts)

	Thirteen Weeks Ended
	December 30, 2023	December 31, 2022
Revenue	$71,028	$70,221
Cost of services	49,397	49,755
Gross profit	21,631	20,466
Selling, general and administrative	13,403	13,433
Depreciation and amortization of property and equipment	276	266
Amortization of acquired intangible assets	46	46
Remeasurement of acquisition related contingent consideration	-	(88)
Operating income	7,906	6,809
Other expense, net	532	349
Income before income taxes	7,374	6,460
Income tax expense	2,119	1,623
Net income	$5,255	$4,837

Diluted net earnings per share data	$0.65	$0.48
Diluted weighted average shares outstanding	8,142,184	10,076,898

	Fifty-Two Weeks Ended
	December 30, 2023	December 31, 2022
Revenue	$263,237	$284,680
Cost of services	186,541	201,753
Gross profit	76,696	82,927
Selling, general and administrative	52,185	53,395
Depreciation and amortization of property and equipment	1,032	995
Amortization of acquired intangible assets	182	46
Gain on sale of assets	(395)	(219)
Remeasurement of acquisition related contingent consideration	-	(88)
Operating income	23,692	28,798
Other expense, net	1,497	318
Income before income taxes	22,195	28,480
Income tax expense	5,364	7,591
Net income	$16,831	$20,889

Diluted net earnings per share data	$1.96	$2.00
Diluted weighted average shares outstanding	8,592,572	10,442,176

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In Thousands)

The following non-GAAP measures, which adjust for the categories of expenses described below, are non-GAAP financial measures.  Our management believes that these non-GAAP financial measures (“Adjusted operating income,” “EBITDA” and “Adjusted EBITDA”) are useful information for investors, shareholders, and other stakeholders of our Company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons.  Adjusted operating income, EBITDA and Adjusted EBITDA should not be considered alternatives to net income as an indicator of performance.  In addition, Adjusted operating income, EBITDA and Adjusted EBITDA do not take into account changes in certain assets and liabilities and interest and income taxes that can affect cash flows.  We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read-only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited table presents the Company’s GAAP net income and the corresponding adjustments used to calculate Adjusted operating income, EBITDA and Adjusted EBITDA for the thirteen and fifty-two weeks ended December 30, 2023 and December 31, 2022.

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 30, 2023	December 31, 2022	December 30, 2023	December 31, 2022
GAAP operating income	$7,906	$6,809	$23,692	$28,798
Adjustments
Gain on sale of assets	-	-	(395)	(219)
Remeasurement of acquisition related contingent consideration	-	(88)	-	(88)
Equity compensation	641	452	2,092	1,582
Adjusted operating income (non-GAAP)	$8,547	$7,173	$25,389	$30,073

GAAP net income	$5,255	$4,837	$16,831	$20,889
Income tax expense	2,119	1,623	5,364	7,591
Interest expense, net	429	169	1,399	370
Depreciation of property and equipment	276	266	1,032	995
Amortization of acquired intangible assets	46	46	182	46
EBITDA (non-GAAP)	$8,125	$6,941	$24,808	$29,891

Adjustments
Gain on sale of assets	-	-	(395)	(219)
Remeasurement of acquisition related contingent consideration	-	(88)	-	(88)
Loss (gain) on foreign currency transactions	103	180	98	(52)
Equity compensation	641	452	2,092	1,582
Adjusted EBITDA (non-GAAP)	$8,869	$7,485	$26,603	$31,114

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 30, 2023	December 31, 2022	December 30, 2023	December 31, 2022
GAAP net income	$5,255	$4,837	$16,831	$20,889
Adjustments
Gain on sale of assets	-	-	(395)	(219)
Remeasurement of acquisition related contingent consideration	-	(88)	-	(88)
Loss (gain) on foreign currency transactions	103	180	98	(52)
Equity compensation	641	452	2,092	1,582
Tax impact from normalized rate	(186)	(147)	(467)	(356)
Adjusted net income (non-GAAP)	$5,813	$5,234	$18,159	$21,756

GAAP diluted net earnings per share	$0.65	$0.48	$1.96	$2.00
Adjustments
Gain on sale of assets	-	-	($0.05)	($0.02)
Remeasurement of acquisition related contingent consideration	-	(0.01)	-	($0.01)
Loss (gain) on foreign currency transactions	0.01	0.02	$0.01	($0.01)
Equity compensation	0.07	0.05	$0.24	$0.15
Tax impact from normalized rate	(0.02)	(0.02)	($0.05)	($0.03)
Adjusted diluted net earnings per share (non-GAAP)	$0.71	$0.52	$2.11	$2.08

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended December 30, 2023
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$36,688	$22,719	$11,621	$71,028
Cost of services	25,686	16,589	7,122	49,397
Gross profit	$11,002	$6,130	$4,499	$21,631
Gross profit margin	30.0%	27.0%	38.7%	30.5%

	Thirteen Weeks Ended December 31, 2022
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$35,810	$24,211	$10,200	$70,221
Cost of services	24,771	18,565	6,419	49,755
Gross profit	$11,039	$5,646	$3,781	$20,466
Gross profit margin	30.8%	23.3%	37.1%	29.15%

	Fifty-Two Weeks Ended December 30, 2023
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$136,241	$84,675	$42,321	$263,237
Cost of services	96,309	64,071	26,161	186,541
Gross profit	$39,932	$20,604	$16,160	$76,696
Gross profit margin	29.3%	24.3%	38.2%	29.1%

	Fifty-Two Weeks Ended December 31, 2022
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$159,448	$85,937	$39,295	$284,680
Cost of services	111,543	64,218	25,992	201,753
Gross profit	$47,905	$21,719	$13,303	$82,927
Gross profit margin	30.0%	25.3%	33.9%	29.1%

RCM Technologies, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In Thousands, Except Share Amounts)

	December 30,	December 31,
	2023	2022

Current assets:
Cash and cash equivalents	$6,284	$339
Accounts receivable, net	70,690	50,762
Contract assets	8,891	3,280
Prepaid expenses and other current assets	4,637	4,636
Total current assets	90,502	59,017

Property and equipment, net	4,005	2,098

Other assets:
Deposits	313	173
Deferred tax assets, net, domestic	-	-
Deferred tax assets, foreign	55	-
Goodwill	22,147	22,147
Operating right of use asset	2,779	3,665
Intangible assets, net	683	864
Total other assets	25,977	26,849

Total assets	$120,484	$87,964

Current liabilities:
Accounts payable and accrued expenses	$12,454	$14,147
Contract liabilities	31,102	9,767
Accrued payroll and related costs	11,203	13,023
Finance lease payable	233	462
Income taxes payable	330	85
Operating right of use liability	693	1,349
Contingent consideration from acquisitions	300	472
Deferred revenue	1,881	1,119
Total current liabilities	58,196	40,424

Deferred income taxes, net, foreign	187	166
Deferred income taxes, net, domestic	1,568	1,495
Finance lease payable	-	232
Contingent consideration from acquisitions, net of current portion	1,671	1,970
Operating right of use liability, net of current portion	2,268	2,932
Borrowings under line of credit	30,804	8,783
Total liabilities	94,694	56,002

Contingencies (note 16) and Commitments (note 18)

Stockholders’ equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized;
no shares issued or outstanding	-	-
Common stock, $0.05 par value; 40,000,000 shares authorized;
17,673,427 shares issued and 7,844,821 shares outstanding at December 30, 2023, 17,287,967 shares issued and 9,285,318 shares outstanding at December 31, 2022 and 16,903,157 shares issued and 10,290,935 shares outstanding at January 1, 2022	882	863
Additional paid-in capital	116,579	113,878
Accumulated other comprehensive loss	(2,813)	(2,863)
Accumulated deficit	(19,265)	(36,096)
Treasury stock, 9,828,606 shares at December 30, 2023, 8,002,649 shares at December 31, 2022 and 6,612,222 shares at January 1, 2022	(69,593)	(43,820)
Stockholders’ equity	25,790	31,962

Total liabilities and stockholders’ equity	$120,484	$87,964

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended
	December 30, 2023	December 31, 2022
Net income	$5,255	$4,837
Adjustments to reconcile net income to cash used in operating activities	1,526	2,989
Changes in operating assets and liabilities:
Accounts receivable	(13,880)	81
Prepaid expenses and other current assets	678	(2,953)
Net of transit accounts receivable and payable	(6,660)	6,431
Accounts payable and accrued expenses	292	3,440
Accrued payroll and related costs	(3,421)	(4,211)
Right of use liabilities	(337)	(336)
Income taxes payable	80	(2,298)
Deferred revenue	1,546	(441)
Deposits	(145)	3
Total adjustments	(20,321)	2,705
Net cash (used in) provided by operating activities	($15,066)	$7,542

Net cash used in investing activities	(2,056)	(4,367)
Net cash provided by (used in) financing activities	22,706	(3,659)
Effect of exchange rate changes on cash and cash equivalents	46	62
Increase in cash and cash equivalents	$5,630	($422)

Common stock repurchase	(1,324)	(11,166)

	Fifty-Two Weeks Ended
	December 30, 2023	December 31, 2022
Net income	$16,831	$20,889
Adjustments to reconcile net income to cash used in operating activities	4,321	4,539
Changes in operating assets and liabilities:
Accounts receivable	(20,576)	(1,509)
Prepaid expenses and other current assets	3	(2,350)
Net of transit accounts receivable and payable	15,724	5,433
Accounts payable and accrued expenses	(1,506)	4,919
Accrued payroll and related costs	(1,825)	24
Right of use liabilities	(1,353)	(1,642)
Income taxes payable	242	276
Deferred revenue	762	(2,299)
Deposits	(141)	3
Total adjustments	(4,349)	7,394
Net cash provided by operating activities	12,482	28,283

Net cash used in investing activities	(2,536)	(4,820)
Net cash used in financing activities	(3,852)	(23,127)
Effect of exchange rate changes on cash and cash equivalents	(149)	(232)
Increase in cash and cash equivalents	$5,945	$104

Common stock repurchase	(25,773)	(17,560)